                                                                    EXHIBIT 99.1


                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 29, 2001, (2001-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 2001 to December 31, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of December 2001.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           -------------------------------------
                                           Keith Anderson
                                           Senior Vice President and Treasurer

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   December-01
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                    BN7, BP2, BQ0, BR8, BS6, BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                 Total $          Per $1,000
                                                                                                 Amount            Original
                                                                                            ---------------     -------------
CLASS A CERTIFICATES
--------------------

(1)    a.   Amount available( including Monthly Servicing Fee)                               14,054,638.24
                                                                                            ---------------
       b.   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
            Deficiency Amount (if any) withdrawn for prior Remittance Date                            0.00
                                                                                            ---------------
       c.   Amount Available after giving effect to withdrawal of Class M-1 Interest
            Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
            Remittance Date                                                                  14,054,638.24
                                                                                            ---------------
       d.   Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                         0.00
                                                                                            ---------------
A.     Interest

(2)    Aggregate  Class A interest
       a.   Class A-1 Remittance Rate                                                             0.00000%
                                                                                            ---------------
       b.   Class A-1 Interest                                                                        0.00        0.00000000
                                                                                            ---------------     -------------
       c.   Class A-2 Remittance Rate                                                             7.19000%
                                                                                            ---------------
       d.   Class A-2 Interest                                                                  185,727.20        4.64318000
                                                                                            ---------------     -------------
       e.   Class A-3 Remittance Rate                                                             7.30000%
                                                                                            ---------------
       f.   Class A-3 Interest                                                                  793,875.00        6.08333333
                                                                                            ---------------     -------------
       g.   Class A-4 Remittance Rate                                                             7.62000%
                                                                                            ---------------
       h.   Class A-4 Interest                                                                  793,750.00        6.35000000
                                                                                            ---------------     -------------
       I.   Class A-5 Remittance Rate                                                             8.06000%
                                                                                            ---------------
       j.   Class A-5 Interest                                                                2,102,316.67        6.71666668
                                                                                            ---------------     -------------
(3)    Amount applied to:
       a.   Unpaid Class A Interest Shortfall                                                         0.00
                                                                                            ---------------
(4)    Remaining:
       a.   Unpaid Class A Interest Shortfall                                                         0.00
                                                                                            ---------------

B.     Principal

(5)    Formula Principal Distribution  Amount                                                 9,974,089.35
                                                                                            ---------------
       a.   Scheduled Principal                                                                 855,972.88
                                                                                            ---------------
       b.   Principal Prepayments                                                             6,186,757.79
                                                                                            ---------------
       c.   Liquidated Contracts                                                              2,689,703.61
                                                                                            ---------------
       d.   Repurchases                                                                               0.00
                                                                                            ---------------
       e.   Current Month Advanced Principal                                                  1,860,559.90
                                                                                            ---------------
       f.   Prior Month Advanced Principal                                                   (1,618,904.83)
                                                                                            ---------------
       g.   Additional Principal Distribution ($4,500,000.00 cap)                                     0.00
                                                                                            ---------------

(6)    a.   Pool Scheduled Principal Balance                                                747,572,363.86
                                                                                            ---------------
       b.   Adjusted Pool Principal Balance                                                 745,711,803.96      828.56875625
                                                                                            ---------------     -------------
       c.   Pool Factor                                                                         0.82856876
                                                                                            ---------------
       d.   Net Certificate Principal Balance                                               729,600,266.45
                                                                                            ---------------
       e.   Overcollateralization Amount                                                     16,111,537.51
                                                                                            ---------------
       f.   Prefunded Amount                                                                          0.00
                                                                                            ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 2
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                    BN7, BP2, BQ0, BR8, BS6, BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                 Total $          Per $1,000
                                                                                                 Amount            Original
                                                                                            ---------------     -------------
(7)    Unpaid Class A Principal Shortfall
       (if any) following prior Remittance Date                                               1,311,692.51
                                                                                            ---------------
(8)    Class A Percentage for such Remittance Date                                                 100.00%
                                                                                            ---------------
(9)    Class A Percentage for the following  Remittance Date                                       100.00%
                                                                                            ---------------
(10)   Class A  Principal Distribution:
       a.   Class A-1                                                                                 0.00        0.00000000
                                                                                            ---------------     -------------
       b.   Class A-2                                                                         9,397,319.37      234.93298425
                                                                                            ---------------     -------------
       c.   Class A-3                                                                                 0.00        0.00000000
                                                                                            ---------------     -------------
       d.   Class A-4                                                                                 0.00        0.00000000
                                                                                            ---------------     -------------
       e.   Class A-5                                                                                 0.00        0.00000000
                                                                                            ---------------     -------------
(11)   a.   Class A-1 Principal Balance                                                               0.00        0.00000000
                                                                                            ---------------     -------------
       b.   Class A-1 Pool Factor                                                               0.00000000
                                                                                            ---------------
       c.   Class A-2 Principal Balance                                                      21,600,266.45      540.00666125
                                                                                            ---------------     -------------
       d.   Class A-2 Pool Factor                                                               0.54000666
                                                                                            ---------------
       e.   Class A-3 Principal Balance                                                     130,500,000.00      000.00000000
                                                                                            ---------------     -------------
       f.   Class A-3 Pool Factor                                                               1.00000000
                                                                                            ---------------
       g.   Class A-4 Principal Balance                                                     125,000,000.00      000.00000000
                                                                                            ---------------     -------------
       h.   Class A-4 Pool Factor                                                               1.00000000
                                                                                            ---------------
       I.   Class A-5 Principal Balance                                                     313,000,000.00      000.00000000
                                                                                            ---------------     -------------
       j.   Class A-5 Pool Factor                                                               1.00000000
                                                                                            ---------------
(12)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance Date                                             1,888,462.49
                                                                                            ---------------

C. Aggregate Scheduled Balances and Number of Delinquent Contracts as of Determination Date

(13)   31-59 days                                                                            13,022,904.36               361
                                                                                            ---------------     -------------
(14)   60 days or more                                                                       30,146,143.71               753
                                                                                            ---------------     -------------
(15)   Current Month Repossessions                                                            2,744,499.59                68
                                                                                            ---------------     -------------
(16)   Repossession Inventory                                                                30,108,704.21               653
                                                                                            ---------------     -------------
(17)   Weighted Average Contract Rate                                                            10.90170%
                                                                                            ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 3
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                    BN7, BP2, BQ0, BR8, BS6, BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE: 1/2/2002

D.     Class M-1, M-2,  Distribution Test and Class B Distribution test
       (applicable on and after the Remittance Date occurring in April 2004.)

(1)    Average Sixty - Day Delinquency Ratio Test
       a.   Sixty - Day Delinquency Ratio for current Remittance Date                                                   8.06%
                                                                                                                --------------
       b.   Average Sixty - Day Delinquency Ratio (arithmetic average
            of ratios for this month and two preceding months;
            may not exceed 5.0%)                                                                                        7.78%
                                                                                                                --------------
(2)    Cumulative Realized Losses Test
       a.   Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
            5.5% from April 1, 2004 to March 31, 2005, 7.0% from April 1, 2005 to March 31, 2006; 9.0% from April 1, 2006 to March 31, 2007 and
            10.5% thereafter)                                                                                           2.14%
                                                                                                                --------------
(3)    Current Realized Losses Test
       a.   Current Realized Losses for current Remittance Date                                                  1,593,831.95
                                                                                                                --------------
       b.   Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance
            and for current Remittance Date; may not exceed 2.75%)                                                      2.58%
                                                                                                                --------------
(4)    Class M-1 & M-2 Principal Balance Tests
       a.   The sum of Class M-1, M-2 Principal Balance and Class B Principal
            Balance plus O/C (before distributions on current Remittance Date)
            divided by Pool Scheduled Principal Balance as of preceding
            Remittance Date (must equal or exceed 26.25%)                                                              20.67%
                                                                                                                --------------
       b.   The sum of Class M-2 Principal Balance and Class B Principal Balance
            plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
            (must equal or exceed 18.75%)                                                                              14.71%
                                                                                                                --------------
(5)    Class B Principal Balance Test
       a.   Class B Principal Balance (before any distributions on current
            Remittance Date) as of such Remittance date greater than $18,000,000.00                             58,500,000.00
                                                                                                                --------------
       b.   Class B Principal Balance plus O/C (before any distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance
            as of preceding Remittance Date is equal to or greater than 12.75%.                                         9.95%
                                                                                                                --------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 4
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                    BN7, BP2, BQ0, BR8, BS6, BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                 Total $          Per $1,000
                                                                                                 Amount            Original
                                                                                            ---------------     -------------
CLASS M-1 CERTIFICATES
----------------------

A.     Interest

(1)    Aggregate  interest
       a.   Class M-1 Remittance Rate 8.30%, unless
            Weighted Average Contract Rate is below 8.30%)                                        8.30000%
                                                                                            ---------------
       b.   Class M-1 Interest                                                                  311,250.00         6.91666667
                                                                                            ---------------     --------------
       c.   Interest on Class M-1 Adjusted Principal Balance                                    311,250.00
                                                                                            ---------------
(2)    Amount applied to Class M-1 Interest Deficiency Amount                                         0.00
                                                                                            ---------------
(3)    Remaining unpaid Class M-1 Interest Deficiency Amount                                          0.00
                                                                                            ---------------
(4)    Amount applied to:
       a.   Unpaid Class M-1 Interest Shortfall                                                       0.00
                                                                                            ---------------
(5)    Remaining:
       a.   Unpaid Class M-1 Interest Shortfall                                                       0.00
                                                                                            ---------------

B.     Principal

(6)    a.   Class M-1 Principal Balance                                                      45,000,000.00      1000.00000000
                                                                                            ---------------     --------------
       b.   Class M-1 Pool Factor                                                               1.00000000
                                                                                            ---------------
       c.   Class M-1 Adjusted Principal Balance                                             45,000,000.00
                                                                                            ---------------
       d.   Class M-1 Adjusted Pool Factor                                                      1.00000000
                                                                                            ---------------
(7)    Class M-1 Percentage for such Remittance Date                                                 0.00%
                                                                                            ---------------
(8)    Class M-1  Principal Distribution:
       a.   Class M-1 (current)                                                                       0.00         0.00000000
                                                                                            ---------------     --------------
       b.   Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                                  0.00
                                                                                            ---------------
(9)    Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                                     0.00
                                                                                            ---------------
(10)   Class M-1 Percentage for the following Remittance Date                                        0.00%
                                                                                            ---------------
(11)   Class M-1 Liquidation Loss Interest

       a.   Class M-1 Liquidation Loss Amount                                                         0.00
                                                                                            ---------------
       b.   Amount applied to Class M-1 Liquidation Loss Interest Amount                              0.00
                                                                                            ---------------
       c.   Remaining Class M-1 Liquidation Loss Interest Amount                                      0.00
                                                                                            ---------------
       d.   Amount applied to Unpaid Class M-1 Loss Interest Shortfall                                0.00
                                                                                            ---------------
       e.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfalls                           0.00
                                                                                            ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 5
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                    BN7, BP2, BQ0, BR8, BS6, BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                 Total $          Per $1,000
                                                                                                 Amount            Original
                                                                                            ---------------     -------------
CLASS M-2 CERTIFICATES
----------------------

A.     Interest

(1)    Aggregate  interest
       a.   Class M-2 Remittance Rate 9.08%, unless
            Weighted Average Contract Rate is below 9.08%)                                        9.08000%
                                                                                            ---------------
       b.   Class M-2 Interest                                                                  272,400.00         7.56666667
                                                                                            ---------------     --------------
       c.   Interest on Class M-2 Adjusted Principal Balance                                    272,400.00
                                                                                            ---------------
(2)    Amount applied to Class M-2 Interest Deficiency Amount                                         0.00
                                                                                            ---------------
(3)    Remaining unpaid Class M-2 Interest Deficiency Amount                                          0.00
                                                                                            ---------------
(4)    Amount applied to:
       a.   Unpaid Class M-2 Interest Shortfall                                                       0.00
                                                                                            ---------------
(5)    Remaining:
       a.   Unpaid Class M-2 Interest Shortfall                                                       0.00
                                                                                            ---------------

B.     Principal

(6)    a.   Class M-2 Principal Balance                                                      36,000,000.00      1000.00000000
                                                                                            ---------------     --------------
       b.   Class M-2 Pool Factor                                                               1.00000000
                                                                                            ---------------
       c.   Class M-2 Adjusted Principal Balance                                             36,000,000.00
                                                                                            ---------------
       d.   Class M-2 Adjusted Pool Factor                                                      1.00000000
                                                                                            ---------------
(7)    Class M-2 Percentage for such Remittance Date                                                 0.00%
                                                                                            ---------------
(8)    Class M-2  Principal Distribution:
       a.   Class M-2 (current)                                                                       0.00         0.00000000
                                                                                            ---------------     --------------
       b.   Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                                  0.00
                                                                                            ---------------
(9)    Unpaid Class M-2 Principal Shortfall
       (if any) following current Remittance Date                                                     0.00
                                                                                            ---------------
(10)   Class M-2 Percentage for the following Remittance Date                                        0.00%
                                                                                            ---------------
(11)   Class M-2 Liquidation Loss Interest
       a.   Class M-2 Liquidation Loss Amount                                                         0.00
                                                                                            ---------------
       b.   Amount applied to Class M-2 Liquidation Loss Interest Amount                              0.00
                                                                                            ---------------
       c.   Remaining Class M-2 Liquidation Loss Interest Amount                                      0.00
                                                                                            ---------------
       d.   Amount applied to Unpaid Class M-2 Loss Interest Shortfall                                0.00
                                                                                            ---------------
       e.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfalls                           0.00
                                                                                            ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 6
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                    BN7, BP2, BQ0, BR8, BS6, BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                 Total $          Per $1,000
                                                                                                 Amount            Original
                                                                                            ---------------     -------------
CLASS B-1 CERTIFICATES
----------------------

(1)    a.   Class B-1 Remittance Rate  (8.80% unless Weighted Average
            Contract Rate is below 8.80%)                                                         8.80000%
                                                                                            ---------------
       b.   Aggregate Class B-1 Interest                                                        198,000.00         7.33333333
                                                                                            ---------------     --------------
       c.   Interest on Class B-1 Adjusted Principal Balance                                    198,000.00
                                                                                            ---------------
(2)    Amount applied to Unpaid Class B-1 Interest Shortfall                                          0.00
                                                                                            ---------------
(3)    Remaining Unpaid Class B-1 Interest Shortfall                                                  0.00
                                                                                            ---------------
(4)    Amount applied to Class B-1 Interest Deficiency Amount                                         0.00
                                                                                            ---------------
(5)    Remaining Unpaid Class B-1 Interest Deficienty Amount                                          0.00
                                                                                            ---------------
(6)    Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                                                       0.00
                                                                                            ---------------
(7)    Class B Percentage for such Remittance Date                                                   0.00%
                                                                                            ---------------
(8)    Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                           0.00         0.00000000
                                                                                            ---------------     --------------
(9)    a.   Class B-1 Principal Shortfall                                                             0.00
                                                                                            ---------------
       b.   Unpaid Class B-1 Principal Shortfall                                                      0.00
                                                                                            ---------------
(10)   Class B Principal Balance                                                             58,500,000.00
                                                                                            ---------------
(11)   a.   Class B-1 Principal Balance                                                      27,000,000.00
                                                                                            ---------------
       b.   Class B-1 Pool Factor                                                               1.00000000
                                                                                            ---------------
       c.   Class B-1 Adjusted Principal Balance                                             27,000,000.00
                                                                                            ---------------
       d.   Class B-1 Adjusted Pool Factor                                                      1.00000000
                                                                                            ---------------
(12)   Class B-1 Liquidation Loss Interest
       a.   Class B-1 Liquidation Loss Amount                                                         0.00
                                                                                            ---------------
       b.   Amount Applied to Class B-1 Liquidation Loss Interest Amount                              0.00
                                                                                            ---------------
       c.   Remaining Class B-1 Liquidation Loss Interest Amount                                      0.00
                                                                                            ---------------
       d.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                    0.00
                                                                                            ---------------
       e.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                            0.00
                                                                                            ---------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                   December-01
                                     PAGE 7
                                                 CUSIP NO.#20847Q-BK3, BL1, BM9,
                                                    BN7, BP2, BQ0, BR8, BS6, BT4
                                                        TRUST ACCOUNT #3338029-0
                                                       REMITTANCE DATE: 1/2/2002

                                                                                                 Total $          Per $1,000
                                                                                                 Amount            Original
                                                                                            ---------------     -------------
CLASS B-2 CERTIFICATES
----------------------

(1)    a.   Class B-2 Remittance Rate ( 8.80% unless Weighted Average
            Contract Rate is less than 8.80%)                                                     8.80000%
                                                                                            ---------------
       b.   Aggregate Class B-2 Interest                                                        231,000.00         7.33333333
                                                                                            ---------------     --------------
(2)    Amount applied to Unpaid Class B-2 Interest Shortfall                                          0.00
                                                                                            ---------------
(3)    Remaining Unpaid Class B-2 Interest Shortfall                                                  0.00
                                                                                            ---------------
(4)    Unpaid Class B-2 Principal Shortfall
       (if any) following prior Remittance Date                                                       0.00
                                                                                            ---------------
(5)    Class B-2 Principal Liquidation Loss Amount                                                    0.00
                                                                                            ---------------
(6)    Class B-2 Principal (zero until Class B-1 paid down; thereafter,
       Class B Percentage of formula Principal Distribution Amount)                                   0.00         0.00000000
                                                                                            ---------------     --------------
(7)    Guarantee Payment                                                                        231,000.00
                                                                                            ---------------
(8)    a.   Class B-2 Principal Balance                                                      31,500,000.00
                                                                                            ---------------
       b.   Class B-2 Pool Factor                                                               1.00000000
                                                                                            ---------------

CLASS B-3I CERTIFICATES
-----------------------

(1)    Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree Financial
       Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution Amount, Class M-1 Distribution
       Amount, Class B-1 Distribution Amount and Class B-2 Distribution Amount,
       if the Company or Green Tree Financial Servicing Corp. is the Servicer)                        0.00
                                                                                            ---------------
(2)    Class B-3I Distribution Amount                                                                 0.00
                                                                                            ---------------
(3)    Class B-3I Formula Distribution Amount (all Excess                                    25,463,937.10
                                                                                            ---------------
       Interest plus Unpaid Class B-3I Shortfall)
(4)    Class B-3I Shortfall                                                                   1,538,318.21
                                                                                            ---------------
(5)    Unpaid Class B-3I Shortfall                                                           25,463,937.10
                                                                                            ---------------
(6)    Class M-1 Interest Deficiency on such Remittance Date                                          0.00
                                                                                            ---------------
(7)    Class B-1 Interest Deficiency on such Remittance Date                                          0.00
                                                                                            ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.